UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811 02995

Exact name of registrant as specified in charter: NRM Investment Company

Address of principal executive offices: NRM Investment Company, Rosemont Business Campus, Suite 112, Building 3 - 919 Conestoga Road, Rosemont, Pennsylvania 19010

Name and address of agent for service: John H. McCoy, President, NRM Investment Company, Rosemont Business Campus, Suite 112, Building 3 - 919 Conestoga Road, Rosemont, Pennsylvania 19010

Registrant's Telephone Number:   (610) 527-7009

Date of fiscal year end:  August 31

Date of Reporting Period: Semi-annual period ending February 29, 2008.

ITEM 1 – REPORTS TO STOCKHOLDERS

A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act is attached hereto.

ITEMS 2 – 5

The within N-CSR is a semi-annual report and accordingly the information required by these items are not required at this time.

ITEM 6 – SCHEDULE OF INVESTMENTS

The information is included as part of the report to shareholders filed under Item 1 of this report and attached hereto.

ITEMS 7, 8  – PROXY VOTING POLICIES AND PURCHASES OF EQUITY SECURITIES:

The information requested is not applicable to this open-end company.

ITEM 9 – SUBMISSION OF MATTER TO A VOTE OF SECURITY HOLDERS

Not applicable for this report.

ITEM – 10 CONTROLS AND PROCEDURES

The Fund operates through its five-member board of directors sitting as an executive committee of the whole; the board members receive only nominal director’s fees. The Fund has no employees other than its officers none of whom receives compensation in such role. (The Assistant Secretary to the Fund is its counsel who receives compensation only for legal work, not in his role as a Fund officer.) The Fund engages independent contractors to provide investment, financial and custodial services. The Fund’s principal executive and financial officer is its major shareholder and one of the five directors. In his view the following controls and procedures are effective to comply with the Regulations under the Investment Company Act.

Portfolio Procedures

1. The Investment Advisor has discretion in investing the Fund’s portfolio but only within the guidelines established by the Board of Directors, and those authorized to execute investment transactions act only on direction by the Board or Advisor.

2. Any significant inflows or outflows of cash will be brought to the President’s attention to confirm that a related purchase or sale of securities or other disbursement was authorized by him.

Investment Custody and Shareholder Services

1. All transactions with shareholders and the custody of the Fund’s Securities  is performed by an independent corporate custodian.  Any changes to these functions must be authorized by the Board of Directors.

Accounting and Reporting

1. The recording, summarizing and reporting of all financial data will be performed by a CPA who is independent of the buying and selling of securities as well as the disbursement of the Fund’s cash and transfer of the Fund’s assets.

2. Upon discovery, the CPA will bring any unusual transaction directly to the President and/or Board’s attention.

3. The CPA will provide directly to the Board of Directors a Statement of Net Assets and a Statement of Operations in accordance with generally accepted accounting principles within ten business days of each month end.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: NRM Investment Company

By:  /s/ John H. McCoy
      John H. McCoy, President and Treasurer

Date: 4/30/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ John H. McCoy
      John H. McCoy, President and Treasurer

Date: 4/30/08

By: /s/ Edward Fackenthal
      Edward Fackenthal, Counsel and Assistant Secretary

Date: 4/30/08